SECOND AMENDMENT TO CREDIT AGREEMENT



         This Second Amendment to Credit Agreement is entered into this 24th day of February 1998, by and between BANQUE NATIONALE DE PARIS, Los Angeles Branch (the "Bank"), and ICN PHARMACEUTICALS, INC., a Delaware corporation (the "Borrower").

         WHEREAS, the Bank and the Borrower have entered into that certain Credit Agreement dated as of March 31, 1997 (as amended by the First Amendment to Credit Agreement dated as of August 13, 1997, and as further amended from time to time, the "Credit Agreement") in connection with the making by the Bank of revolving credit loans and the issuance of letters of credit.

         WHEREAS, the Borrower has requested the Bank to issue a standby letter of credit (the "Standby Letter of Credit") in the amount of $28,300,000 for the account of the Borrower and for the benefit of SmithKline Beecham.

         WHEREAS, in connection with the Standby Letter of Credit, the Bank and the Borrower desire to make certain amendments to the Credit Agreement to (i) increase the Commitment, (ii) extend the Maturity Date, (iii) permit additional indebtedness and (iv) include an Account Pledge Agreement.

         NOW, THEREFORE, the Bank and the Borrower, in consideration of the foregoing recitals and covenants contained herein, do hereby agree as follows:

         SECTION 1. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is, effective as of the date first set forth above (the "Effective Date") but subject to fulfillment of the conditions set forth in Section 2 below, hereby amended as follows:

         (a) The definition of "Commitment" in Section 1.1 is amended in the following manner:

          The amount of "$15,000,000" referred to therein is deleted and a new amount of "$28,300,000" is substituted in its place.

         (b) The definition of "Maturity Date" in Section l .l is amended in the following manner:

          The date of "March 31, 1999" referred to therein is deleted and a new date of "December 31, 1999" is substituted in its place.

         (c) Section 5.9, Additional Indebtedness, is amended in the following manner:


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          The aggregate amount of  "$275,000,000"  referred to in subsection (c)
          is deleted and a new aggregate amount of "$325,000,000" is substituted in its place.

         (d) The first half of Section 6.2, Performance Under This and Other Agreements, is amended to read as follows:

          The phrase "any term, covenant or agreement contained in this Agreement" in the third and fourth lines thereof are deleted and a new phrase "any term, covenant or agreement contained in this Agreement or in the Account Pledge Agreement dated as of February 24, 1998 by the Borrower in favor of the Bank" is substituted in its place.

         SECTION 2. CONDITIONS TO EFFECTIVENESS OF AMENDMENT The effectiveness of this Amendment is subject to receipt by the Bank of the following:

          (a) this Amendment, duly authorized, executed and delivered by each party hereto;

          (b) a $15,000,000 deposit with the Bank, required as cash collateral in connection with the Standby Letter of Credit; and

          (c) an Account Pledge Agreement (in form and substance satisfactory to the Bank) duly authorized, executed and delivered by the Borrower.

          SECTION 3. REPRESENTATIONS AND WARRANTIES The Borrower hereby represents and warrants that no Default or Event of Default has occurred and is continuing and that the representations and warranties set forth in the Credit Agreement are true and correct as of the Effective Date, except as such representations and warranties relate solely to an earlier date.

          SECTION 4. EFFECT ON CREDIT AGREEMENT. Except as otherwise amended above, the remaining provisions of the Credit Agreement remain in full force and effect without amendment.





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         IN WITNESS  WHEREOF,  the parties have caused this Second  Amendment to
Credit Agreement to be duly executed and delivered as of the date first written above.

          BANK:                            BORROWER:

BANQUE NATIONALE DE PARIS,                 ICN PHARMACEUTICALS, INC.
Los Angeles Branch                         a Delaware corporation


By:  /s/ C. Bettles                        By: /s/ John E. Giordani
   ---------------------------------           -----------------------------
Name: C. Bettles                           Name: JOHN E. GIORDANI
Title:  Sr. V.P. & Manager                 TITLE:  Chief Financial Officer
                                                   and Executive Vice President
By:    /s/ Deborah Y. Gohh
    --------------------------------
Name:  Deborah Y. Gohh
Title: Vice President




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         IN WITNESS  WHEREOF,  the parties have caused this Second  Amendment to
Credit Agreement to be duly executed and delivered as of the date first written above.

BANK:                                           BORROWER:


BANQUE NATIONALE DE PARIS              ICN PHARMACEUTICALS, INC.
Los Angeles Branch                     a Delaware Corporation



By:                                    By:  /s/ John E. Giordani
  ------------------------             ---------------------------

Name:                                  Name:  John E. Giordani
Title:                                 Title: Chief Financial Officer
                                               and Executive Vice President

By:
  ------------------------
Name:
Title: